FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):      June 29, 2001
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                               Global Axcess Corp.
                         Formerly NetHoldings.Com, Inc.
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             (Exact name of registrant as specified in its charter.)


                                     Nevada
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                    (State of incorporation or organization)


           0-17874                                  88-0199674
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   (Commission File Number)             (I.R.S. Employee Identification No.)


           2240 Shelter Island Drive, Suite 202, San Diego, California
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                    (Address of principal executive offices)

                                      92106
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                                   (Zip Code)

Registrant's telephone number, including area code:     (619) 243-1163
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                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 1.  Changes in Control of Registrant

                  N/A

Item 2.  Acquisition or Disposition of Assets

On June 29, 2001, Global Axcess Corp. ("GLXS") completed the acquisition of the Nationwide Money Services ("Nationwide") subsidiary of Cardservice International, a global provider of financial transaction services. Under terms of the transaction, Global Axcess also acquired EFT Integration ("EFTI"), a wholly owned subsidiary of Nationwide that specializes in ATM transaction processing and other services for 3,750,000 restricted shares of GLXS common stock.

Nationwide, based in Ponte Verda Beach, Florida, had approximately $9.2 million in annual revenues in 2000. The company is an independent provider of automatic teller machine ("ATM") services in shopping centers and other locations and for small banks. It currently has more than 1,000 ATMs in operation, primarily in the Southeastern United States.

EFTI is a wholly owned subsidiary of Nationwide and provides switching and transaction process for ATMs and interactive kiosks. The company hosts a state-of-the-art Web-based transactional site for its customers. Various products under development include on-site delivery of full motion advertising, interactive advertising, and other financial services that are designed to increase the revenue derived from each ATM

Item 3.  Bankruptcy or Receivership

                  N/A

Item 4.  Changes in Registrant's Certifying Accountant

                  N/A

Item 5.  Other Events

                  N/A

Item 6.  Resignation of Registrant's Directors

                  N/A

Item 7.  Financial Statements and Exhibits

Exhibit 2.2 AGREEMENT AND PLAN OF MERGER dated June 29, 2001, by and among Global Axcess Corp., Global Acquisition Corp. I, Cardservice International, Inc., and Nationwide Money Services, Inc..


Item 8.  Change in Registrant's Fiscal Year

                  N/A


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                                    SIGNATURE



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Global Axcess Corp.
                                            Formerly NetHoldings.con, Inc..
                                            (Registrant)



Dated: July 20, 2001                        By: /s/ Daryl Idler
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                                                Daryl Idler
                                                Secretary and Director






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